UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2004

ZOMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-28426	No. 41-1833089
(Commission File Number)	(IRS Employer Identification No.)

5353 Nathan Lane Plymouth, MN55442
(Address of Principal Executive Offices) (Zip Code)

(763) 553-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report

Item 5.  Other Events

Zomax Incorporated announced at its Annual Shareholders Meeting on May 26, 2004, that Howard P. Liszt has been named Chairman of the Company’s Board of Directors.

Item 7.  Financial Statements and Exhibits.

(a)          Financial statements:  None.

(b)         Pro forma financial information:  None.

(c)          Exhibits:  None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2004

ZOMAX INCORPORATED

	By	/s/ Robert J. Rueckl
Robert J. Rueckl
Chief Financial Officer